                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
J. Baker, Inc.:


         We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                            /s/ KPMG Peat Marwick LLP


                                            KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 20, 1997